                                                        Filed pursuant to 497(b)
                                                              File No. 333-55668
                      PRUDENTIAL GLOBAL GENESIS FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                        -------------------------------
                           IMPORTANT PROXY MATERIALS
                        -------------------------------
                                PLEASE VOTE NOW
                              -------------------

                                                                  March 28, 2001

Dear Shareholder:

    I am writing to ask you to vote on an important proposal that would merge Prudential Global Genesis Fund, Inc. into Prudential Global Growth Fund, a series of Prudential World Fund, Inc. A shareholder meeting is scheduled for May 3, 2001. This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of Prudential Global Genesis Fund, Inc. has reviewed the proposal and has recommended that it be presented to shareholders for their consideration. Although the Directors have determined that the proposal is in the best interest of shareholders of each Fund, the final decision is up to you.

    If approved, the merger would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. To help you understand the proposal, we are including a "Q and A" that answers common questions about the proposed transaction. The accompanying proxy statement includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site.

    - BY TELEPHONE. Call (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the instructions given.

    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.) Shareholders on systematic investment plans must contact their Financial Advisor or call our customer service division, toll free, at (800) 225-1852 to change their options. Otherwise, starting May 18, 2001, future purchases shall be made in shares of Prudential Global Growth Fund, a series of Prudential World Fund, Inc. if the reorganization is approved.

    Shareholders with outstanding certificates are also urged to contact their Financial Advisors or call our customer service division to deposit their certificates.

    If you have any questions before you vote, please call us at (800) 225-1852. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          Very truly yours,

                                          [SIGNATURE]

                                          David R. Odenath, Jr
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

    Please read the enclosed proxy statement for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

    You are being asked to approve a merger of Prudential Global Genesis Fund, Inc. into Prudential Global Growth Fund, which is a series of Prudential World Fund, Inc. When we refer to the "merger", we mean the transfer of Prudential Global Genesis Fund's assets to, and the assumption of its liabilities by, Prudential Global Growth Fund, in exchange for shares of Prudential Global Growth Fund, and the subsequent liquidation of Prudential Global Genesis Fund.

WHAT IS THE REASON FOR THIS MERGER?

    The proposed merger is intended to combine two similarly managed funds, resulting in what are expected to be overall lower gross expenses (and also lower net expenses). The merger is also desirable because of the inability of Prudential Global Genesis Fund to attract investors and build an investment portfolio that can effectively pursue the combined fund's objective at a reasonable cost to shareholders. With assets that have now declined to about $51.4 million, Prudential Global Genesis Fund's portfolio must be managed defensively and its assets cannot be aggressively invested to achieve long-term growth of capital. Prudential Global Growth Fund, which is a much larger fund, has built an investment portfolio that can more fully implement its objective of long-term growth of capital and its secondary objective of income.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?

    Yes. Both Funds invest in equity-related securities of U.S. and foreign companies that are deemed by the Funds' investment adviser to be undervalued and/or will grow faster -- and earn better profits -- than other companies. Prudential Global Genesis Fund invests primarily in SMALLER COMPANIES, which are defined as companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index. Prudential Global Growth Fund invests primarily in MEDIUM-SIZE AND LARGE COMPANIES, which are defined as companies with market capitalizations of $1 billion or more. Although the market capitalization of the companies in which each Fund may invest can be somewhat different, each Fund emphasizes a growth investment style that focuses on the same characteristics in selecting portfolio investments: companies with strong competitive advantages, effective research, product development, strong management and financial strength. Furthermore, in addition to investing primarily in stock, both Funds make similar use of other equity-related securities, such as preferred stock, convertible securities and American Depositary Receipts (ADRs), as well as derivative and hedging strategies. After the merger it is expected that the combined fund will be managed according to the investment objective and policies of the Prudential Global Growth Fund.

WHO ARE THE FUND MANAGERS FOR THESE FUNDS?

    Prudential Investments Fund Management LLC (PIFM) currently provides investment advisory services for both Funds. Jennison Associates LLC (Jennison) was recently approved by shareholders of Prudential Global Growth Fund as the subadviser to Prudential Global Growth Fund. See "Recent Developments Affecting Global Growth Fund" in the enclosed proxy statement for a discussion of this and other recent developments affecting Global Growth Fund. Prudential Investment Management, Inc. (formerly, Prudential Investment Corporation), is the subadviser for Prudential Global Genesis Fund.

    Dan Duane serves as co-portfolio manager of both the Prudential Global Genesis Fund and the Prudential Global Growth Fund. John Mullman serves as a co-portfolio manager with Dan Duane on Prudential Global Genesis Fund.
Mr. Duane is a Vice President of PIFM. Michelle Picker serves as a co-portfolio manager with Dan Duane on Prudential Global Growth Fund. Ms. Picker is a Vice President of PIFM.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

    Currently both Funds have four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. The following table compares the expenses incurred by these classes of stock for both Funds.

PRUDENTIAL GLOBAL GENESIS FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF NOVEMBER 30, 2000

                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................    1.00%      1.00%      1.00%      1.00%
+ Distribution and service (12b-1) fees................     .30%*     1.00%*     1.00%*     None
+ Other expenses.......................................     .93%       .93%       .93%       .93%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................    2.23%      2.93%      2.93%      1.93%
- Fee Waiver or Reimbursement..........................     .05%*      .75%*      .75%*     None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES.............    2.18%      2.18%      2.18%      1.93%

------------------------

* For the fiscal year ending May 31, 2001, the Distributor of the Global Genesis Fund has contractually agreed to reduce its distribution and service (12b-1) fees for each of Class A, Class B and Class C shares to .25 of 1% of the average daily net assets of each of the Class A, Class B and Class C shares.

PRUDENTIAL GLOBAL GROWTH FUND

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF OCTOBER 31, 2000

                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................     .75%       .75%       .75%       .75%
+ Distribution and service (12b-1) fees................     .30%**     .94%      1.00%      None
+ Other expenses.......................................     .27%       .27%       .27%       .27%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................    1.32%      1.96%      2.02%      1.02%
- Fee Waiver or Reimbursement..........................     .05%**    None       None       None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES.............    1.27%      1.96%      2.02%      1.02%

------------------------

** For the fiscal year ending October 31, 2001, the Distributor of the Global Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    We expect that, the exchange of shares pursuant to the merger will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement.

WHAT WILL BE THE SIZE OF PRUDENTIAL GLOBAL GROWTH FUND AFTER THE MERGER?

    If the proposal is approved, based on information available as of February 28, 2001, the combined Fund is anticipated to have approximately $694 million in assets.

HOW WILL WE DETERMINE THE NUMBER OF SHARES OF PRUDENTIAL GLOBAL GROWTH FUND THAT
  YOU WILL RECEIVE?

    As of the close of business of the New York Stock Exchange on the date the merger is consummated, shareholders will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of Prudential Global Growth Fund that is equal in value to the net asset value of their Class A, Class B, Class C or Class Z shares of Prudential Global Genesis Fund on that date. The merger is anticipated to occur on or about May 18, 2001.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?

    If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the meeting (May 3, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSAL?

    Yes. The Board of Directors has approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of Prudential Global Genesis Fund on the record date. The record date is March 2, 2001.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    You may also vote via the internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone by calling (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Global Genesis Fund, Inc. (Global Genesis Fund) will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on May 3, 2001, at 11:00 a.m. Eastern time, for the following purposes:

    1. To approve an Agreement and Plan of Reorganization and Liquidation under which Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Global Growth Fund (Global Growth
Fund), a series of Prudential World Fund, Inc., Global Growth Fund will be the surviving fund, and each whole and fractional share of each class of Global Genesis Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Directors has fixed the close of business on March 2, 2001 as the record date for the determination of the shareholders of Global Genesis Fund entitled to notice of, and to vote at, this Meeting and any adjournments.

                                          [SIGNATURE]

                                          Marguerite E.H. Morrison
                                          SECRETARY

Dated: March 28, 2001

 A PROXY CARD FOR YOUR FUND IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                         PRUDENTIAL GLOBAL GROWTH FUND
                    A SERIES OF PRUDENTIAL WORLD FUND, INC.
                                   PROSPECTUS
                                      AND

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.
                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK NEW JERSEY 07102-4077
                                 (800) 225-1852
                           --------------------------

                                 MARCH 28, 2001
                           --------------------------

    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential Global Genesis Fund, Inc. (Global Genesis Fund) in connection with the solicitation of proxies by the Global Genesis Fund's Board of Directors for use at the Special Meeting of Shareholders of Global Genesis Fund and at any adjournments of the meeting (the Meeting). The Meeting will be held on May 3, 2001 at 11:00 a.m. Eastern Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meeting is to vote on an Agreement and Plan of Reorganization and Liquidation (the Agreement) under which Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Global Growth Fund (Global Growth Fund), which is a series of Prudential World Fund, Inc., in exchange for shares of Global Growth Fund and the subsequent liquidation of Global Genesis Fund. These transactions are collectively referred to as the Merger. If the Merger is approved, Global Genesis Fund will be liquidated and Global Growth Fund will be the surviving fund, and each whole and fractional share of each class of Global Genesis Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund on May 18, 2001, or such later date as the parties may agree (the Effective Time).

    Global Growth Fund is a diversified fund registered as an open-end management investment company and organized as a series of Prudential World Fund, Inc., a Maryland corporation. Global Growth Fund's investment objective is long-term growth of capital. Income is a secondary objective. Global Growth Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. and foreign (non-U.S. based) MEDIUM-SIZE AND LARGE COMPANIES, which are defined as companies with market capitalizations of $1 billion or more. Global Growth also invests in other equity-related securities, including preferred stock and convertible securities.

    Global Genesis Fund is a diversified fund registered as an open-end management investment company and organized as a Maryland corporation. Global Genesis Fund's investment objective is long-term growth of capital. Global Genesis Fund seeks to achieve its investment objective by investing primarily in common stock of U.S. and foreign (non-U.S. based) SMALLER COMPANIES, which are defined as companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index. Global Genesis Fund may also invest in other equity-related securities, including preferred stocks and convertible securities. If Global Genesis Fund's shareholders approve the merger, Global Genesis Fund will file a Form N-8F with the Securities and Exchange Commission (the Commission) in order to deregister as an open-end management investment company.

    IF GLOBAL GENESIS FUND'S SHAREHOLDERS APPROVE THE MERGER, THE SHAREHOLDERS OF GLOBAL GENESIS FUND WILL BECOME SHAREHOLDERS OF GLOBAL GROWTH FUND.

    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger and Global Growth Fund that a shareholder of Global Genesis Fund should know before voting on the proposed Merger. A Statement of Additional Information dated March 28, 2001, which relates to this Proxy Statement, has been filed with the Commission and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated February 28, 2001, as supplemented to date, which offers shares of Global Growth Fund. The Statement of Additional Information for Global Growth Fund, dated February 28, 2001, is available upon request. Enclosed with the Proxy Statement is the Annual Report of Global Growth Fund dated October 31, 2000 which is incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information and supplements thereto for Global Growth Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Global Genesis Fund, both dated
October 27, 2000, as supplemented to date, and the Annual Report dated May 31, 2000 and the Semi-Annual Report dated November 30, 2000 of Global Genesis Fund, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED GLOBAL GROWTH FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                      PRUDENTIAL GLOBAL GENESIS FUND, INC.

                         TO BE HELD ON MAY 3, 2001 AT:

                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION

    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Prudential Global Genesis Fund, Inc. (Global Genesis Fund) to be used at the Special Meeting of Shareholders of Global Genesis Fund and at any adjournments of the Special Meeting (the Meeting), to be held on May 3, 2001, at 11:00 a.m. at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

    The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 28, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Global Genesis Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of Global Genesis Fund. The costs of retaining Georgeson Shareholder Communications, Inc. will be borne by Global Genesis Fund's and Global Growth Fund's manager, Prudential Investments Fund Management LLC (PIFM). The expenses in connection with preparing this Proxy Statement and its enclosures will be borne by the Funds.

    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Global Genesis Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Directors that are properly completed and received by Global Genesis Fund prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because Proposal No. 1 requires approval by a majority of the votes cast, will have the effect of a vote AGAINST Proposal No. 1.

    Global Genesis Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by the Funds. If Global Genesis Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the internet. The internet voting procedures have been designed to authenticate shareholders' identities and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an internet access provider and telephone companies, that must be borne by the shareholder.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The presence in person or by proxy of one-third of the shares issued and outstanding and entitled to vote constitutes a quorum. An adjournment will require the affirmative vote of a majority of shares present in person at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST Proposal No. 1, in which case such shares will be voted against the proposed adjournment. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of shares present, abstentions and broker "non-votes" will have the effect of a vote against adjournment. A shareholder vote may be taken on the Merger described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

    Shareholders of record at the close of business on March 2, 2001 (the Record
Date), will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date. On the Record Date, there were 2,340,941 Class A shares, 1,996,337 Class B shares, 116,498 Class C shares and 39,882 Class Z shares issued and outstanding for Global Genesis Fund. The following shareholders held 5% or more of each class of shares of Global Genesis Fund on March 2, 2001:

              NAME                            ADDRESS                CLASS      SHARES/%
              ----                            -------               --------   -----------
Prudential Trust Company          74 Regional Drive                    C       15,241/13.1
FBO Transformer Services Inc      Concord NY 03301

Ms Shelah Bennett                 8 Karnell St                         Z        3,020/7.6
                                  Spring Valley NY 10977-3710

Prudential Securities C/F         4392 Meeker-Upper Sandusky Rd        Z        2,567/6.4
Ms Julia A Lewis                  Morral OH 43337
IRA DTD 06/27/96

Prudential Trust Company          30 Scranton Office Park              Z       6,006/15.1
FBO PRU-DC Clients                Moosic PA 18507
Attn: John Surdy

Prudential Bank & Trust           25601 32(nd) P1 S                    Z        3,391/8.5
Merlin J Brockmeyer               Kent WA 98032-5649
IRA DTD 10/19/99

    As of March 2, 2001, the Directors and officers of both Global Genesis Fund and Global Growth Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares. Prudential Securities Incorporated intends to vote any shares of Global Genesis Fund for which it has direct voting authority FOR Proposal No. 1.

VOTE REQUIRED

    APPROVAL OF THE MERGER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE MEETING.

                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Reorganization and Liquidation (the Agreement, the form of which is attached as Attachment A), and in the Prospectuses of Global Genesis Fund and Global Growth Fund, which are incorporated into this Proxy Statement by this reference. Shareholders should read this Proxy Statement and the Prospectuses of both Funds for more complete information.

    Under the Agreement, Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by Global Growth Fund, a larger mutual fund also managed by PIFM, in exchange for shares of Global Growth Fund and Global Genesis Fund will be liquidated and current shareholders of Global Genesis Fund will become shareholders of Global Growth Fund. These transactions are collectively referred to as the Merger.

INVESTMENT OBJECTIVES AND POLICIES

    Global Genesis Fund and Global Growth Fund have substantially similar investment objectives and policies. Global Genesis Fund seeks long-term growth of capital by investing primarily in common stock of SMALLER U.S. AND FOREIGN (NON U.S. BASED) COMPANIES, which are defined as companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index. Global Genesis Fund may also invest in other equity-related securities, including preferred stocks and convertible securities. Global Growth Fund seeks long-term growth of capital, with income as a secondary objective, through investment primarily in common stock of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN COMPANIES, which are defined as companies with market capitalizations of $1 billion or more. Global Growth Fund also invests in other equity-related securities, including preferred stock and convertible securities. Some of the securities in which Global Growth Fund invests may be issued by smaller companies, but Global Growth Fund generally focuses its investment in companies with market capitalizations that are larger than those emphasized in Global Genesis Fund.

    The Funds' investment objectives differ in that Global Genesis Fund does not look to provide investors with income while Global Growth Fund invests in securities that can provide income as a secondary objective. This means that Global Growth Fund may consider the income producing capability of securities in which it invests, as well as the likelihood that portfolio securities will achieve long-term growth.

    Global Genesis Fund and Global Growth Fund have the same manager (PIFM) and a common co-portfolio manager (Dan Duane). Prudential Investment Management, Inc. (PI), formerly Prudential Investment Corporation, provides investment advisory services to Global Genesis Fund. On March 28, 2001, shareholders of Global Growth Fund approved Jennison Associates LLC (Jennison) as subadviser to Global Growth Fund. See "Recent Developments Affecting Global Growth Fund" later in this Proxy Statement for additional information regarding approval of Jennison and other changes affecting Global Growth Fund. The address of PIFM is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as manager to all 39 of the Prudential Mutual Funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion. The address of PI is 751 Broad Street, Newark, New Jersey 07102. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

    The benchmark index for both Global Genesis Fund and Global Growth Fund is the Morgan Stanley Capital International World Index (the Index), a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. Although both Funds use the Index as a benchmark of their performance, as noted above, the Funds emphasize investments in companies with different market capitalizations, so the Funds do not seek to track the overall risk profile of the Index.

    Both Global Growth Fund and Global Genesis Fund typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

EXPENSE STRUCTURES

    Global Genesis Fund and Global Growth Fund each pay a monthly management fee to PIFM. PIFM, in turn, pays out of its management fee a fee to the investment adviser, if any, for providing advisory services to each Fund. Global Genesis Fund has agreed to pay a management fee to PIFM at an annual rate of 1.00% of average net assets. Global Growth Fund has agreed to pay a management fee to PIFM at an annual rate of .75% of average net assets.

    The management fee paid by both Funds covers PIFM's oversight of the Funds' respective investment portfolios. PIFM also administers each Fund's corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Directors of the Funds without compensation.

    Both Funds' expense structures are similar but the rates paid are different. As a result, the annual management fee payable by Global Growth Fund is lower than the annual management fee payable by Global Genesis Fund in the amount of
 .25% of average daily net assets. In addition, the annual net operating expenses of Global Growth Fund for its fiscal year ended October 31, 2000 are lower than those of Global Genesis Fund for the six months ended November 30, 2000 (as annualized) of average daily net assets for Class A shares by .91%, Class B shares by .22%, Class C shares by .16% and Class Z shares by .91%. Prudential Investment Management Services LLC (PIMS), the Funds' Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee payable by Class A shares of each Fund (.05% of a fee of .30%).

    If the Merger is approved, shareholders of Global Genesis Fund are expected to realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers) paid on their investment. Shareholders should understand that the contractual waiver by PIMS is enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waiver by PIMS for Global Growth Fund extends through October 31, 2001. The contractual waiver by PIMS for Global Genesis Fund extends through May 31, 2001. There is no assurance that PIMS will continue either waiver beyond the indicated dates.

    Overall, the proposed Merger would provide Global Genesis Fund shareholders with the following benefits:

    - the opportunity to participate in a larger fund;

    - investment in a fund with an investment objective and policies similar to Global Genesis Fund's investment objective and policies; and

    - net and gross annual operating expenses for Class A, Class B, Class C and Class Z shares that are expected to be substantially lower than those of the same class of Global Genesis Fund.

    THE BOARD OF DIRECTORS OF GLOBAL GENESIS FUND BELIEVES THAT THE MERGER WILL BENEFIT GLOBAL GENESIS FUND SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER.

THE PROPOSED MERGER

    Shareholders of Global Genesis Fund will be asked at the Meeting to vote upon and approve the Agreement, under which Global Genesis Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund whereupon Global Growth Fund will be the surviving mutual fund, and each whole and fractional share of each class of Global Genesis Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund, on or about the Effective Time. Approval of the Merger will be determined by approval of the shareholders of Global Genesis Fund. No vote by shareholders of Global Growth Fund is required.

    The Agreement provides that it is a condition to both Funds' obligation to complete the Merger that the Funds will have received an opinion of counsel that the Merger will not result in any taxable gain or loss for U.S. federal income tax purposes to Global Genesis Fund, Global Growth Fund, or the shareholders of Global Genesis Fund.

FUND OPERATING EXPENSES

    Each Fund pays a management fee to PIFM for managing its investments and business affairs which is calculated and paid to PIFM every month. Global Genesis Fund has agreed to pay PIFM a management fee at an annual rate of 1.00% of its average daily net assets and Global Growth Fund has agreed to pay PIFM a management fee at an annual rate of 0.75% of its average daily net assets.

    In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the period ended October 31, 2000 Global Growth Fund's annualized total operating expense ratios for Class A shares were 1.27% (after waivers and reimbursements) for Class B shares were 1.96%, for Class C shares were 2.02%, and for Class Z shares were 1.02%. For the period ended November 30, 2000 Global Genesis Fund's annualized total operating expense ratios for Class A shares were 2.18% (after waivers and reimbursements), for Class B shares were 2.18%, for Class C shares were 2.18% and for Class Z shares were 1.93%. If shareholders approve the Merger, Global Growth Fund's expense structure will apply. Assuming continuation of Global Growth Fund's current expenses, this expense structure would decrease the total operating expenses currently incurred by shareholders of each class of shares of Global Genesis Fund. If the proposed Merger is not approved, Global Genesis Fund will continue with its current fee structure, except that there is no assurance that the fee waiver of PIMS will continue past May 31, 2001. For more information about the Funds' current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Merger is approved.

SHAREHOLDER FEES

    The following table shows the shareholder fees that are imposed on new purchases of shares of Global Growth Fund. These fees will not be imposed on new shares of Global Growth Fund which are acquired pursuant to the merger of Global Genesis Fund.

  Shareholder Fees(1) (paid directly from your investment)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None          1%        None
  Maximum deferred sales
   charge (load) imposed on
   sales (as a percentage of
   the lower of original
   purchase price or sale
   proceeds)                         None       5%(2)       1%(3)        None

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND
  SALES OF SHARES.

2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1%
  ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF
  PURCHASE.

COMPARATIVE FEE TABLES

    The following table shows the fees and expenses of Class A, Class B, Class C and Class Z shares of Global Genesis Fund and Global Growth Fund, and pro forma fees for the combined fund after giving effect to the Merger (the "Combined Global Growth Fund"), including the effect of PIMS' expense waiver previously described.

    Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of Global Genesis Fund for the six-month period ended November 30, 2000 (as annualized) and of Global Growth Fund for the year ended October 31, 2000 and are calculated as a percentage of average net assets of each Fund. The figures for the Combined Fund are based on October 31, 2000 amounts.

CLASS A SHARES

                                                                                                 PRO FORMA
                                                                                                 COMBINED
                                                          GLOBAL GENESIS     GLOBAL GROWTH     GLOBAL GROWTH
                                                               FUND              FUND              FUND
                                                          CLASS A SHARES    CLASS A SHARES    CLASS A SHARES
                                                          ---------------   ---------------   ---------------
Management fees.........................................       1.00%              .75%              .75%
+ Distribution and service (12b-1) fees.................        .30%              .30%              .30%
+ Other expenses........................................        .93%              .27%              .27%
= TOTAL ANNUAL OPERATING EXPENSES.......................       2.23%             1.32%             1.32%
- Fee waiver or expense reimbursement                           .05%*             .05%**            .05%**
= NET ANNUAL OPERATING EXPENSES.........................       2.18%             1.27%             1.27%

------------------------

* For the fiscal year ending May 31, 2001, the Distributor of the Global Genesis Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

** For the fiscal year ending October 31, 2001, the Distributor of the Global Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

CLASS B SHARES

                                                                                                  PRO FORMA
                                                                                                  COMBINED
                                                           GLOBAL GENESIS     GLOBAL GROWTH     GLOBAL GROWTH
                                                                FUND              FUND              FUND
                                                           CLASS B SHARES    CLASS B SHARES    CLASS B SHARES
                                                           ---------------   ---------------   ---------------
Management fees..........................................       1.00%              .75%              .75%
+ Distribution and service (12b-1) fees..................       1.00%*             .94%              .94%
+ Other expenses.........................................        .93%              .27%              .27%
= TOTAL ANNUAL OPERATING EXPENSES........................       2.93%             1.96%             1.96%
- Fee waiver or expense reimbursement                            .75%*             None              None
= NET ANNUAL OPERATING EXPENSES..........................       2.18%             1.96%             1.96%

------------------------

* For the fiscal year ending May 31, 2001, the Distributor of the Global Genesis Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class B shares to .25 of 1% of the average daily net assets of the Class B shares.

CLASS C SHARES

                                                                                                 PRO FORMA
                                                                                                 COMBINED
                                                          GLOBAL GENESIS     GLOBAL GROWTH     GLOBAL GROWTH
                                                               FUND              FUND              FUND
                                                          CLASS C SHARES    CLASS C SHARES    CLASS C SHARES
                                                          ---------------   ---------------   ---------------
Management fees.........................................       1.00%              .75%              .75%
+ Distribution and service (12b-1) fees.................       1.00%**           1.00%             1.00%
+ Other expenses........................................        .93%              .27%              .27%
= TOTAL ANNUAL OPERATING EXPENSES.......................       2.93%             2.02%             2.02%
- Fee waiver or expense reimbursement...................        .75%**            None              None
= NET ANNUAL OPERATING EXPENSES.........................       2.18%             2.02%             2.02%

------------------------

** For the fiscal year ending May 31, 2001, the Distributor of the Global Genesis Fund has contractualy agreed to reduce its distribution and service (12b-1) fees for Class C shares to .25 of 1% of the average daily net assets of the Class C shares.

CLASS Z SHARES

                                                          GLOBAL GENESIS     GLOBAL GROWTH       PRO FORMA
                                                               FUND              FUND          COMBINED FUND
                                                          CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES
                                                          ---------------   ---------------   ---------------
Management fees.........................................       1.00%              .75%              .75%
+ Distribution and service (12b-1) fees.................        None              None              None
+ Other expenses........................................        .93%              .27%              .27%
= TOTAL ANNUAL OPERATING EXPENSES.......................       1.93%             1.02%             1.02%
- Fee waiver or expense reimbursement...................        None              None              None
= NET ANNUAL OPERATING EXPENSES.........................       1.93%             1.02%             1.02%

EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES

                                                      GLOBAL GENESIS     GLOBAL GROWTH       PRO FORMA
                                                           FUND              FUND          COMBINED FUND
                                                      CLASS A SHARES    CLASS A SHARES    CLASS A SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................      $  710              $  623           $  623
3 Years.............................................      $1,158              $  893           $  893
5 Years.............................................      $1,631              $1,183           $1,183
10 Years............................................      $2,933              $2,007           $2,007

CLASS B SHARES

                                                      GLOBAL GENESIS     GLOBAL GROWTH       PRO FORMA
                                                           FUND              FUND          COMBINED FUND
                                                      CLASS B SHARES    CLASS B SHARES    CLASS B SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................      $  721              $  699           $  699
3 Years.............................................      $1,136              $  915           $  915
5 Years.............................................      $1,577              $1,157           $1,157
10 Years*...........................................      $2,881              $1,968           $1,968

CLASS B SHARES (ASSUMING NO REDEMPTION)

                                                      GLOBAL GENESIS     GLOBAL GROWTH       PRO FORMA
                                                           FUND              FUND          COMBINED FUND
                                                      CLASS B SHARES    CLASS B SHARES    CLASS B SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................      $  221              $  199           $  199
3 Years.............................................      $  836              $  615           $  615
5 Years.............................................      $1,477              $1,057           $1,057
10 Years*...........................................      $2,881              $1,968           $1,968

------------------------

* Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This table assumes that after the conversion, Class A shares are held instead of Class B shares until the end of the period.

CLASS C SHARES

                                                      GLOBAL GENESIS     GLOBAL GROWTH       PRO FORMA
                                                           FUND              FUND          COMBINED FUND
                                                      CLASS C SHARES    CLASS C SHARES    CLASS C SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................      $  419              $  403           $  403
3 Years.............................................      $  928              $  727           $  727
5 Years.............................................      $1,562              $1,177           $1,177
10 Years............................................      $3,267              $2,425           $2,425

CLASS C SHARES (ASSUMING NO REDEMPTION)

                                                      GLOBAL GENESIS     GLOBAL GROWTH       PRO FORMA
                                                           FUND              FUND          COMBINED FUND
                                                      CLASS C SHARES    CLASS C SHARES    CLASS C SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................      $  319              $  303           $  303
3 Years.............................................      $  928              $  727           $  727
5 Years.............................................      $1,562              $1,177           $1,177
10 Years............................................      $3,267              $2,425           $2,425

CLASS Z SHARES

                                                      GLOBAL GENESIS     GLOBAL GROWTH       PRO FORMA
                                                           FUND              FUND          COMBINED FUND
                                                      CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES
                                                      ---------------   ---------------   ---------------
1 Year..............................................      $  196              $  104           $  104
3 Years.............................................      $  606              $  325           $  325
5 Years.............................................      $1,042              $  563           $  563
10 Years............................................      $2,254              $1,248           $1,248

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

PRO FORMA CAPITALIZATION AND RATIOS

    The following table shows the capitalization of Global Genesis Fund and Global Growth Fund as of October 31, 2000 and the pro forma Combined Fund capitalization as if the Merger had occurred on that date.

                                                      GLOBAL GENESIS   GLOBAL GROWTH     PRO FORMA
                                                           FUND            FUND        COMBINED FUND
                                                      --------------   -------------   -------------
Net Assets (000s)
  Class A...........................................     $32,119          $396,870       $428,989
  Class B...........................................     $31,915          $288,418       $320,333
  Class C...........................................     $ 1,094          $ 21,377       $ 22,471
  Class Z...........................................     $   588          $ 70,956       $ 71,544

Net Asset Value Per Share
  Class A...........................................     $ 15.38          $  21.35       $  21.35
  Class B...........................................     $ 13.80          $  20.00       $  20.00
  Class C...........................................     $ 13.80          $  19.99       $  19.99
  Class Z...........................................     $ 15.67          $  21.46       $  21.46

Shares Outstanding (000s)
  Class A...........................................       2,089            18,589         20,093
  Class B...........................................       2,312            14,417         16,013
  Class C...........................................          79             1,069          1,124
  Class Z...........................................          38             3,306          3,333

    The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon average weighted shares outstanding during the relevant period) of Global Genesis Fund for the six-month period ended November 30, 2000 (as annualized) and of Global Growth Fund for the year ended October 31, 2000. The ratios also are shown on a pro forma basis for the Combined Fund as of October 31, 2000.

                                                      GLOBAL GENESIS   GLOBAL GROWTH     PRO FORMA
                                                           FUND            FUND        COMBINED FUND
                                                      --------------   -------------   -------------
Ratio of expenses to average net assets
  Class A...........................................       2.18%            1.27%           1.27%
  Class B...........................................       2.18%            1.96%           1.96%
  Class C...........................................       2.18%            2.02%           2.02%
  Class Z...........................................       1.93%            1.02%           1.02%
Ratio of net investment income (loss) to average net
  assets
  Class A...........................................      (1.48)%          (0.38)%         (0.45)%
  Class B...........................................      (1.46)%          (1.07)%         (1.14)%
  Class C...........................................      (1.53)%          (1.11)%         (1.14)%
  Class Z...........................................      (1.22)%          (0.08)%          (.09)%

FORMS OF ORGANIZATION

    Global Genesis Fund is a diversified, open-end management investment company organized as a Maryland corporation on June 15, 1987. Global Growth Fund is a series of Prudential World Fund, Inc., which is also a diversified, open-end management investment company organized as a Maryland corporation, which was formed on September 28, 1994. Global Genesis Fund is authorized to issue
1 billion shares of common stock, 250 million of which are designated Class A shares, 250 million of which are designated Class B shares, 250 million of which are designated Class C shares and 250 million of which are designated Class Z shares. Prudential World Fund, Inc. is authorized to issue 1.5 billion shares of common stock, 500 million of which are designated as shares of Global Growth Fund, which are further designated as 125 million Class A shares, 125 million Class B shares, 125 million Class C shares and 125 million Class Z shares. Prudential World Fund, Inc. also offers two other series: Prudential International Value Fund and Prudential Jennison International Growth Fund, each of which is also authorized to issue 500 million shares.

    Because the Funds are both organized as Maryland corporations (or, in the case of Global Growth Fund, a series of a Maryland corporation) under substantially similar Articles of Incorporation, and because each Fund has adopted substantially similar Bylaws, the rights of security holders of each Fund under state law and the governing documents would be expected to remain unchanged after the Merger.

    The following tables compare the annual returns for the periods set forth below for each Fund. The bar charts show each Fund's performance for each full calendar year for the last 10 calendar years.

GLOBAL GENESIS FUND

Annual Returns(1) (Class B shares)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990  -17.32%
1991   15.71%
1992   -0.25%
1993   59.76%
1994   -8.92%
1995    9.82%
1996    9.21%
1997    4.53%
1998   -6.03%
1999   41.77%

BEST QUARTER: 23.19% (4th quarter of 1999) WORST QUARTER: -22.93% (3rd quarter of 1998)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN OF THE FUND'S CLASS B SHARES FROM 1-1-00 TO 9-30-00 WAS -8.25%.

GLOBAL GROWTH FUND

Annual Returns (Class B shares)(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  12.29%
1992   -5.27%
1993   47.90%
1994   -5.49%
1995   14.18%
1996   18.21%
1997    4.25%
1998   22.47%
1999   47.59%
2000  -24.29%

BEST QUARTER: 30.90% (4th quarter of 1999) WORST QUARTER: -14.91% (3rd quarter of 1998)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.

PERFORMANCE COMPARISONS OF THE FUNDS

    The following table compares each Fund's average annual total returns for the periods set forth below. Average annual total returns include the deduction of sales charges, are based on past results and are not an indication of future performance.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)
                       (PERIODS ENDED DECEMBER 31, 2000)

                                                    ONE YEAR*      FIVE YEAR*   TEN YEAR*   SINCE INCEPTION**
                                                 ---------------   ----------   ---------   -----------------
Global Genesis Fund............................          -23.44%      3.72%       8.70%            6.36%
Global Growth Fund.............................          -18.70%     13.24%      12.60%           10.14%

------------------------

* If the Fund's Distributor had not waived a portion of its Distribution and Service fee (12b-1 fee) during the periods shown, total returns would have been lower.

** From commencement of operations on January 22, 1990 for Global Genesis Fund and on January 22, 1990 for Global Growth Fund.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)
                       (PERIODS ENDED DECEMBER 31, 2000)

                                                      ONE YEAR       FIVE YEAR   TEN YEAR   SINCE INCEPTION*
                                                   ---------------   ---------   --------   ----------------
Global Genesis Fund..............................          -23.66%     3.03%       7.91%          7.15%
Global Growth Fund...............................          -19.29%    12.45%      11.80%         12.84%

------------------------

* From commencement of operations on January 29, 1988 for Global Genesis Fund and on May 15, 1984 for Global Growth Fund.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)
                       (PERIODS ENDED DECEMBER 31, 2000)

                                                       ONE YEAR       FIVE YEAR   TEN YEAR   SINCE INCEPTION*
                                                    ---------------   ---------   --------   ----------------
Global Genesis Fund...............................          -23.66%     3.03%       N/A            2.86%
Global Growth Fund................................          -19.33%    12.40%       N/A           10.91%

------------------------

* From commencement of operations on August 1, 1994 for Global Genesis Fund and on August 1, 1994 for Global Growth Fund.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS Z SHARES)
                       (PERIODS ENDED DECEMBER 31, 2000)

                                                       ONE YEAR       FIVE YEAR   TEN YEAR   SINCE INCEPTION*
                                                    ---------------   ---------   --------   ----------------
Global Genesis Fund...............................          -23.26%       N/A       N/A            3.67%
Global Growth Fund................................          -18.56%       N/A       N/A           12.97%

------------------------

* From commencement of operations on September 16, 1996 for Global Genesis Fund and on March 1, 1996 for Global Growth Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

    If the Merger is approved, the shareholders of Global Genesis Fund will become shareholders of Global Growth Fund. The following information compares the objectives and policies of the Funds.

INVESTMENT OBJECTIVES

    Global Genesis Fund and Global Growth Fund have substantially similar investment objectives. Global Genesis Fund seeks long-term growth of capital and Global Growth Fund seeks long-term growth of capital, with income as a secondary objective. The Funds' investment objectives differ in that Global Genesis Fund does not look to provide investors with income while Global Growth Fund invests in securities that can provide income as a secondary objective. This means that Global Growth Fund may consider the income producing capability of securities in which it invests, as well as the likelihood that portfolio securities will achieve long-term growth.

    Both Global Genesis Fund and Global Growth Fund use the Index, a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East, for purposes of measuring their performance. Although both Funds use the Index as a benchmark of their performance, the Funds emphasize investment in companies with different market capitalizations, so the Funds do not seek to track the overall risk profile of the Index.

    The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that either Global Genesis Fund or Global Growth Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

    Global Genesis Fund seeks to achieve its investment objective by investing primarily in SMALLER U.S. AND FOREIGN COMPANIES, which are defined as companies with capitalizations that do not exceed or fall below the market capitalization of companies included within the smallest 20% of companies included in the Salomon Brothers Broad Market Index. Global Growth Fund, on the other hand, seeks to achieve its investment objective through investment primarily in MEDIUM-SIZE AND LARGE U.S. AND FOREIGN COMPANIES, which are defined as companies with market capitalizations of $1 billion or more. In general, this means that Global Growth Fund will emphasize equity securities of larger companies than Global Genesis Fund.

    Historically, Global Genesis Fund has held a much higher number of individual issuers of stock than Global Growth Fund, resulting in many more, comparatively smaller, portfolio holdings. In addition, Global Genesis Fund has experienced much higher portfolio turnover. The higher portfolio turnover of Global Genesis Fund (near 160% as compared to Global Growth Fund's turnover of approximately 60% over the Funds' most recent fiscal years) can result in higher brokerage commissions and other transaction costs and can affect Global Genesis Fund's performance. This can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

    In determining which securities to buy, Jennison looks for companies that it believes are undervalued and/or will grow faster -- and earn better profits -- than other companies. Jennison also looks for companies with strong competitive advantages, effective research, product development, strong management and financial strength. In determining when to sell a security, Jennison determines whether the conditions for growth are no longer present or begin to change, or the price of the security reaches the level expected, or the security falls short of expectations.

    Both Funds invest primarily in common stock of U.S. and foreign companies. They may also invest in other equity-related securities, which include preferred stock or securities that may be converted to or exchanged for common stock -- known as convertible securities -- like rights and warrants. Each Fund may also invest in American Depositary Receipts (ADRs), which are certificates -- usually issued by a U.S. bank or trust company -- that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. Each Fund may also participate in the initial public offering (IPO) market. IPO investments may increase a Fund's total returns, but, as assets grow and the impact of IPO investments decline, the Fund's total returns may be reduced.

    Both Global Genesis Fund and Global Growth Fund may invest all of their assets in SECURITIES OF FOREIGN ISSUERS. At the present time, both Funds invest heavily in U.S. companies, as permitted by their respective prospectuses, and Jennison intends to continue significant investment in the U.S. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the U.S. This risk may be greater in Global Genesis Fund due to its emphasis on smaller companies, including those located in developing or emerging countries. Global Growth Fund tends to invest in the securities of issuers located in more developed countries. Each Fund is also subject to currency risk -- the risk that changing values of foreign currencies could adversely impact the Funds' returns.

    Both Funds also may invest in "investment grade" BONDS AND FIXED INCOME OBLIGATIONS. These obligations can produce income for each Fund. These obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc., Standard & Poor's Ratings Group, or another nationally recognized statistical rating organization (NRSRO). Obligations rated in the fourth category by an NRSRO have speculative characteristics and are subject to a greater risk of loss of principal and interest. Each Fund may also invest in obligations that are not rated, but which the Fund's investment adviser believes is of comparable quality.

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    Global Genesis Fund and Global Growth Fund are both diversified funds. With respect to Global Genesis Fund, this means that, with respect to 75% of the value of each Fund's total assets, each Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and "other securities." The "other securities" are subject to the requirement that not more than 5% of total assets of the applicable Fund will be invested in the securities of a single issuer and that the applicable Fund will not hold more than 10% of such issuer's outstanding voting securities.

    With respect to Global Growth Fund, the Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

BORROWING

    Each Fund may borrow money from banks. With respect to Global Genesis Fund, the Fund may borrow money for temporary or emergency purposes and for the clearance of transactions. The Fund may not borrow money in an amount exceeding 20% of its total assets. With respect to Global Growth Fund, the Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Directors are not deemed to be a pledge of assets or the issuance of a senior security.

LENDING

    Each Fund may lend assets to brokers, dealers and financial institutions. With respect to Global Genesis Fund, this means that the Fund may lend up to 30% of its total assets, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

    With respect to Global Growth Fund, the Fund may make loans, including through loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this limitation and consistent with the Fund's investment objective, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

ILLIQUID SECURITIES

    Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

    Although PI and Jennison normally invest assets according to the Fund's investment strategy, there are times when a Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions.

    For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Each Fund is subject to the risks normally associated with funds that invest in equity-related securities, including the securities of foreign issuers. As described more fully above, each Fund has substantially similar investment objectives, policies and permissible investments.

    Because each Fund normally invests in common stock of U.S. and foreign companies, the Funds have substantially similar levels of risk. As of November 30, 2000 Global Genesis Fund invested 84.2% and as of October 31, 2000 Global Growth Fund invested 88.8% of their total assets in common stock. Investments in common stock expose both Funds to the following risks:

    - Individual stocks could lose value;

    - The equity markets could go down, resulting in a decline in value of the Funds' investments;

    - Companies that pay dividends may not do so if they do not have profits or adequate cash flow; and

    - Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds' investments.

    In addition, because both Funds may invest all of their assets in foreign securities, the Funds are also subject to the following risks:

    - Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.;

    - Currency risk -- changing values of foreign currencies;

    - Foreign securities may be less liquid than U.S. stocks and bonds;

    - Differences in foreign laws, accounting standards and public information and custody and settlement practices; and

    - Investments in emerging markets securities are subject to greater volatility and price declines.

    Because Global Genesis Fund focuses its investment in the securities of smaller companies, its portfolio presents certain additional risks that may not be present in Global Growth Fund:

    - Securities of smaller companies are more volatile and may decline more than larger companies;

    - Smaller companies are more likely to reinvest earnings and not pay dividends;

    - Changes in interest rates may affect the securities of smaller companies more than the securities of larger companies; and

    - Securities of smaller companies may be less liquid than the securities of larger companies.

    Both Funds may also use investment strategies -- such as derivatives -- that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred.

    Like any mutual fund, an investment in either Global Genesis Fund or Global Growth Fund could lose value. For a more complete discussion of the risks associated with either Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.

                        OPERATIONS OF GLOBAL GROWTH FUND
                              FOLLOWING THE MERGER

    Neither PIFM nor Jennison expect Global Growth Fund to revise its investment policies as a result of the Merger or Jennison's recent approval by shareholders as subadviser to Global Growth Fund. Please be aware, however, that on March 28, 2001, shareholders of Global Growth Fund approved changes to Global Growth Fund's fundamental investment restrictions, as described below (see "Recent Developments Affecting Global Growth Fund"). The change in these investment restrictions is not related to the Merger, but is part of a Prudential Mutual Fund complex-wide effort to establish uniformity among investment restrictions.

    Because Daniel Duane serves as a co-portfolio manager for both Global Genesis Fund and Global Growth Fund, neither PIFM nor Jennison anticipates any significant changes to the Global Growth Fund's management or general investment approach. The agents that provide Global Growth Fund with services, such as its Custodian and Transfer Agent, which also provide these services to Global Genesis Fund, are not expected to change. The Directors of Prudential World Fund, Inc., of which Global Growth Fund is a series, are the same persons that serve as the Directors of Global Genesis Fund. The officers of the Funds are also the same.

    All of the current investments of Global Genesis Fund are permissible investments for Global Growth Fund. Nevertheless, PI may sell securities held by Global Genesis Fund or Jennison may sell securities held by Global Growth Fund between shareholder approval and the Effective Time of the Merger as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Merger. This is expected to include the movement of Global Genesis Fund's portfolio to a smaller number of issuers and an increase in the average capitalization of companies in which the Fund is invested. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by Global Growth Fund.

                RECENT DEVELOPMENTS AFFECTING GLOBAL GROWTH FUND

    On August 22, 2000, subject to shareholder approval, the Board of Directors of Prudential World Fund, Inc. approved the proposals summarized below. The proposals were approved by shareholders of Prudential World Fund, Inc., including Global Growth Fund, at a special meeting of shareholders held on March 28, 2001. Because shareholders of Global Genesis Fund will become shareholders of Global Growth Fund if the Merger is approved, you should consider the impact of the following changes when deciding to approve or disapprove the Merger.

    - Election of Directors

    Delayne Dedrick Gold, Robert F. Gunia, Robert E. LaBlanc, David R. Odenath, Jr., Judy A. Rice, Robin B. Smith, Stephen Stoneburn, Nancy H. Teeters and Clay
T. Whitehead were elected as Directors of Prudential World Fund, Inc. Each of these individuals is a current Director of Global Genesis Fund and Global Growth Fund.

    - Amendment to Management Agreement

    An amendment to the management agreement with PIFM was approved to provide PIFM with flexibility to select additional investment advisers and allocate Fund assets to them for management. Specifically, PIFM now has shareholder authorization (1) to hire one or more additional subadvisers for the Fund, subject to Board approval, and (2) to allocate and reallocate Fund assets among such subadvisers and Jennison.

    - New Subadvisory Agreement

    A new subadvisory contract between PIFM and Jennison was approved. The agreement allows PIFM to increase or decrease, without limitation, the allocation of Fund assets under the management of Jennison, or an unaffiliated subadviser, and any subadviser would be compensated only with respect to assets allocated to its management.

    PIFM's employment of other subadvisers without a shareholder vote, subject to Board approval, is subject to Global Growth Fund receiving permission to rely on an exemptive order previously issued by the Securities and Exchange Commission or it receiving a new exemptive order authorizing the arrangement.

    Subject to satisfaction of this condition, which cannot be assured, PIFM would be permitted, with Board approval but without further shareholder approval, to employ new subadvisers for the Fund, change the terms of the Fund's subadvisory agreements or enter into new subadvisory agreements with existing subadvisers. Shareholders would be notified of any changes in subadvisers or of any material amendments to subadvisory agreements. Shareholders of the Fund would continue to have the right to terminate any subadvisory agreement at any time by a vote of the majority of the outstanding voting securities of the Fund.

    On a Special Telephonic Meeting of the Board of Directors of Prudential World Fund, Inc. held on October 25, 2000, the Board also approved changes to the fundamental investment restrictions of Global Growth Fund. These changes were also approved by the Fund's shareholders at the Global Growth Fund meeting on March 28, 2001.

    Global Growth Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. Shareholders of Global Growth Fund have approved changes to the Fund's fundamental investment restrictions and policies that: (a) provide the Fund's investment adviser with additional flexibility to pursue the Fund's investment objective; (b) allow the Fund to implement certain investment programs that may help the Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, such as joint investment in affiliated investment companies and an inter-fund lending program; and (c) eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the investment adviser's current strategy to pursue your Fund's investment objective.

    - Fund Diversification

    Global Growth Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S, government, its agencies or instrumentalities, securities of other investment companies and "other securities". The "other securities" are subject to the additional requirement that not more than 5% of total assets of the Fund will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of such issuer's outstanding voting securities.

    To provide flexibility as laws change or relief is obtained from the SEC or its staff, while also requiring the Fund to comply with the currently applicable definition of a "diversified" investment company, the Board of Global Growth Fund recommended the following as a fundamental investment restriction, which shareholders adopted:

       The Fund may not:

       Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time (collectively, the "1940 Act Laws and Interpretations"), except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

    The amendment restricts Global Growth Fund from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions, as they may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order or similar relief. The restriction is accompanied by a note that explains what the 1940 Act currently requires for the Fund to be "diversified." The Fund is, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.

    - Issuing Senior Securities, Borrowing Money or Pledging Assets

    To provide flexibility as laws change or relief may be obtained from the SEC staff, while also requiring the Fund to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board of Global Growth Fund recommended and shareholders adopted the following as a fundamental investment restriction:

       The Fund may not:

       Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

    The amendment allows Global Growth Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Rules and Exemptions as each may be amended from time to time and as permitted by exemptive order or similar relief. The restriction will be accompanied by a note stating that if asset coverage for a borrowing falls below 300%, Global Growth Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, the Fund is free to amend its borrowing limitations if applicable laws change or the Fund receives an exemption from the requirements imposed by applicable law. Global Growth Fund does not currently have pending, nor does it currently propose to file, a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC staff would grant exemptive or similar relief if requested.

    Keep in mind that borrowing money and pledging assets are not integral parts of Global Growth Fund's investment program. Under the investment restriction, the Fund may borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In the future, the Fund may seek to obtain an exemptive order from the SEC to allow Global Growth Fund to lend and borrow money from other Prudential Mutual Funds. If the Fund requests and obtains such relief, the borrowing Fund may be able to reduce the cost of borrowing money and the lending Fund may be able to generate interest income. The investment restriction provides Global Growth Fund with flexibility in adopting an inter-fund lending program if an exemptive order is obtained from the SEC, receipt of which cannot be assured.

    RISKS: If Global Growth Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of Global Growth Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, Global Growth Fund intends to not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

    If Global Growth Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

    - Buying and Selling Real Estate

    Global Growth Fund is not permitted to buy or sell real estate. However, the Fund is permitted to invest in the securities of companies that invest in real estate or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

    To clarify the Fund's investment restriction with respect to investments in real estate-related securities, the Board of Global Growth Fund recommended the following as a fundamental investment restriction, which shareholders adopted:

       The Fund may not:

       Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    The investment restriction confirms that Global Growth Fund may not buy or sell real estate. The restriction also clarifies that the Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows Global Growth Fund to hold real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) and to hold the real estate until it can be sold in an orderly manner.

    RISKS: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can result in more pronounced impact on performance than experienced by other securities.

    - Buying and Selling Commodities and Commodity Contracts

    Global Growth Fund is not permitted to buy or sell commodities or commodity contracts. The Fund is permitted to invest in financial futures contracts and options on financial futures contracts, which are not viewed as commodity contracts.

    In order to provide uniformity among all of the Prudential Mutual Funds' restrictions applicable to investments in commodities and commodity contracts, the Board of Global Growth Fund recommended the following as a fundamental investment restriction, which shareholders adopted:

       The Fund may not:

       Buy or sell physical commodities or contracts involving physical commodities, except that the Fund may purchase and sell (i) derivative, hedging and similar instruments, including, without limitation, financial futures contracts and options thereon, and
       (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, including, without limitation, forward currency exchange contracts, and except that the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

    The investment restriction confirms that Global Growth Fund may not buy or sell commodities or commodity contracts. The restriction also clarifies that Global Growth Fund's investment in financial futures contracts and options on financial futures contracts is not subject to the restriction applicable to commodity contracts.

    RISKS: Financial futures contracts and options on financial futures contracts may be used by Global Growth Fund as a hedging device. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movement of the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by Global Growth Fund's investment adviser may still not result in a successful hedging transaction.

    In addition, Global Growth Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option of a futures contract in which Global Growth Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

    Successful use of futures contracts and options on futures contracts by Global Growth Fund is subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued.

    - Fund Concentration

    Global Growth Fund invests its portfolio to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite its policy regarding concentration. If a mutual fund has a policy not to concentrate, this means that, except for temporary defensive purposes, less than 25% of the fund's total assets will be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Global Growth Fund's concentration policy is to invest less than 25% of the Fund's total assets in the securities of issuers having their principal business activities in the same industry.

    The Board of Global Growth Fund recommended and shareholders adopted the following as a fundamental investment restriction:

       The Fund may not:

       Purchase any security if as a result more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    The amendment is not intended to change Global Growth Fund's policy regarding concentration, but to provide uniformity in disclosure of the policy among the Prudential Mutual Funds having a policy not to concentrate their investments.

    RISKS: Although Global Growth Fund does not concentrate its investment in a particular industry or group of industries, it may, for temporary defensive purposes, do so. If this occurs, Global Growth Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures, supply and demand for a particular product or service, or international politics.

    - Engaging in Underwriting

    Global Growth Fund may not act as an "underwriter" of securities, except to the extent that the Fund may be deemed to be an underwriter under federal securities laws when it disposes of certain securities held in its investment portfolio.

    The Board of Global Growth Fund recommended and shareholders adopted the following as a fundamental investment restriction:

       The Fund may not:

       Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    The amendment is not intended to change Global Growth Fund's policy regarding underwriting activity, but to provide uniformity in disclosure of the policy among the Prudential Mutual Funds.

    - Making Loans

    Although Global Growth Fund is not permitted to directly lend money, there are many exceptions that currently apply to that investment restriction. The Global Growth Fund may, for example, purchase certain debt securities of governments, corporate issuers or banks, as described in Global Growth Fund's current prospectus and statement of additional information.

    Global Growth Fund also may engage in repurchase agreement transactions, where the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow Global Growth Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of Global Growth Fund's investment program. The Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

    In order to provide uniformity among the Prudential Mutual Funds' restrictions applicable to making loans, the Board of Global Growth Fund recommended the following as a fundamental investment restriction, which shareholders adopted:

       The Fund may make loans, including through loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this limitation and consistent with the Fund's investment objective, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

    The investment restriction would allow Global Growth Fund to make loans of assets. Global Growth Fund has established a securities lending program where it uses a securities lending agent to locate institutions that, on a temporary basis, seek to hold certain securities that are owned by the Fund. In these transactions, Global Growth Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows Global Growth Fund to generate income on portfolio securities to enhance the Fund's returns.

    The amendment clarifies the restriction applicable to lending. The restriction would not prevent Global Growth Fund's purchase of debt securities, including investments in government securities, corporate debt securities, and certain bank obligations. The amended investment restriction would also allow Global Growth Fund to engage in repurchase agreement transactions and securities lending without these activities being deemed prohibited loans.

    RISKS: Where Global Growth Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral, which requires the Fund or its lending agent to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, Global Growth Fund's investment adviser makes loans of portfolio securities only to firms determined to be creditworthy.

    In repurchase agreement transactions, a seller of a security agrees to repurchase that security from Global Growth Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, Global Growth Fund's investment adviser enters into repurchase agreements only with firms determined to be creditworthy.

    - Other Investment Restrictions

    Global Growth Fund had adopted additional fundamental investment restrictions. Some of these investment restrictions were required to be designated as fundamental by state securities laws for the purpose of preventing conflicts of interest in the management of mutual funds. These state securities laws have since been repealed or are otherwise no longer applicable to Global Growth Fund.

    Preventing conflicts of interest in fund management is, of course, a critically important objective. For this reason, Global Growth Fund has adopted a Code of Ethics that restricts the private investment activities of its Directors, officers, key advisory personnel and a wide range of employees of Global Growth Funds' Manager and Principal Underwriter. The Code of Ethics supplements management's fiduciary obligation to act in Global Growth Fund's best interests. It places the burden of avoiding potential conflicts squarely on those who would stand to gain by inappropriately influencing or benefiting from Global Growth Fund's investment program. Certain current fundamental investment policies take the opposite approach, by limiting Global Growth Funds' ability to engage in investment activities. In other words, the current policies have the effect of subordinating Global Growth Fund's investment interests to those of its Directors, officers and key advisory personnel.

    In an effort to ensure that any investment program is in the best interest of Global Growth Fund and to provide maximum flexibility in managing Global Growth Fund and uniformity in the restrictions applicable to the Prudential Mutual Funds, the Board of Global Growth Fund proposed that all investment restrictions and policies of Global Growth Fund, other than those listed above, be designated as non-fundamental. This proposal was approved on March 28, 2001. This means that each such investment restriction or policy can be changed without shareholder approval, although shareholders will be informed of any material change to any non-fundamental restriction or policy prior to the change.

    Among the investment restrictions that have been designated as non-fundamental is Global Growth Fund's limitation regarding investment in other mutual funds. The Prudential Mutual Funds have obtained an exemptive order from the SEC that allows Global Growth Fund to invest up to 25% of its assets in shares of an affiliated mutual fund. Such investments would be made to facilitate Global Growth Fund's investment of its cash and short-term investments. The ability to invest in an affiliated mutual fund should allow Global Growth Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities. Global Growth Fund is permitted to invest in an affiliated mutual fund only if the investment is consistent with the Fund's investment objective and strategy. We anticipate that the Fund's Board of Directors will amend the investment restriction to implement the cash management strategy permitted by applicable SEC relief.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

    The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares. Both Funds impose the same sales charge on Class A shares (5% of the Class A shares' offering price). The sales charges imposed by Class B and Class C shares of Global Growth Fund are also identical to those charged by Global Genesis Fund. In the case of Class B shares, only a contingent deferred sales charge
(CDSC) is charged 5% for Class B Shares while Class C shares are sold with a 1% front-end load and a 1% CDSC. Both Funds also offer Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. You will receive the same class of shares in Global Growth Fund as you own in Global Genesis Fund. Therefore, you will not be subject to any additional sales charges.

    The Class A shares you will receive in the Merger are not subject to a front-end sales charge. The Class B or Class C shares you will receive in the Merger are subject to the identical CDSC as is applicable to your Global Genesis Fund investment. In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of Global Genesis Fund, exclusive of any time during which you may have been invested in a money market fund.

    Shares in both Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated each business day at 4:15 p.m., New York time. Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

    The redemption policies for each Fund are identical. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Fund's Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

    For both Global Genesis Fund and Global Growth Fund, the minimum initial investment amount is $1,000 for Class A shares and Class B shares and $2,500 for Class C shares. There is no minimum investment for Class Z shares. The minimum additional investment amount for each class other than Class Z is $100.

PURCHASES AND REDEMPTIONS OF GLOBAL GENESIS FUND

    On May 4, 2000, Global Genesis Fund closed to new accounts pending the Merger of Global Genesis Fund into Global Growth Fund. Shareholders of Global Genesis Fund may redeem shares through the Effective Time of the Merger. If the Merger is approved, the purchase and redemption policies of the Combined Fund will be the same as the current policies of Global Growth Fund.

EXCHANGES OF FUND SHARES

    The exchange privilege currently offered by Global Growth Fund is the same as for the Global Genesis Fund and is not expected to change after the Merger. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential Mutual Fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Prudential Special Money Market Fund, Inc. During the time you are invested in Prudential Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Fund declares dividends, if any, annually. At or before the Effective Time, Global Genesis Fund shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for the year.

                 FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion of outside counsel, Sullivan & Cromwell, that, among other things, the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the Code) and that no gain or loss will be recognized by the Funds or by the shareholders of Global Genesis Fund as a result of the Merger. Please see the section entitled "The Proposed Transaction -- U.S. Federal Income Tax Considerations" for more information.

    During the period between shareholder approval and the Effective Time, PIFM may sell certain securities held by Global Genesis Fund to make portfolio adjustments in connection with the Merger. Selling these securities may result in realization of capital gains, which, would be distributed prior to the Merger and therefore, would be taxable to Global Genesis Fund's shareholders at that time.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    The Agreement describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    The Agreement contemplates that Global Genesis Fund will transfer all of its assets to, and its liabilities will be assumed by, Global Growth Fund at the Effective Time and Global Growth Fund will be the surviving Fund. Each whole and fractional Class A share of Global Genesis Fund will be exchanged for whole and fractional Class A shares of equal net asset value of Global Growth Fund, each whole and fractional Class B share of Global Genesis Fund will be exchanged for whole and fractional Class B shares of equal net asset value of Global Growth Fund, each whole and fractional Class C share of Global Genesis Fund will be exchanged for whole and fractional Class C shares of equal net asset value of Global Growth Fund and each whole and fractional Class Z share of Global Genesis Fund will be exchanged for whole and fractional Class Z shares of equal net asset value of Global Growth Fund. If requested, Global Growth Fund will issue certificates representing its shares only upon surrender of certificates for shares of Global Genesis Fund.

    Immediately after the Merger, each former Global Genesis Fund shareholder will own shares of Global Growth Fund equal to the aggregate net asset value of that shareholder's shares of Global Genesis Fund immediately prior to the Merger. The net asset value per share of Global Growth Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder interest. However, the Merger will substantially reduce the percentage ownership of the Combined Fund's shareholders below such shareholder's current percentage of ownership in either Global Growth Fund or Global Genesis Fund.

    All assets, rights, privileges, powers and franchises of Global Genesis Fund and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Global Growth Fund without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Global Genesis Fund, shall be thereafter effectively the property of Global Growth Fund as they were of Global Genesis Fund. Global Growth Fund generally will be responsible for all of the liabilities and obligations of Global Genesis Fund. The value of Global Genesis Fund's assets and liabilities will be determined at the Effective Time, using the valuation procedures set forth in Global Genesis Fund's Prospectus and Statement of Additional Information. The net asset value of a share of Global Growth Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

    Any transfer taxes payable upon issuance of shares of Global Growth Fund in a name other than that of the registered holder of the shares on the books of Global Genesis Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by either Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE MERGER

    The Boards of Directors (the Boards) of the Funds have determined that the Merger is in the best interests of the shareholders of both Funds and that the Merger will not result in a dilution of the pecuniary interests of shareholders of either Fund.

    In considering the Merger, the Boards considered a number of factors that it believes benefits the shareholders of the Funds, including the following:

    - the compatibility of the Funds' investment objectives, policies and restrictions;

    - the relative past and current growth in assets and investment performance of the Funds and future prospects for Global Growth Fund;

    - the relative expense ratios of the Funds;

    - the tax consequences of the Merger; and

    - the relative size of the Funds and the decrease in the assets and the number of shareholders of Global Genesis Fund.

    PIFM and PI (the subadviser to Global Genesis Fund and to Global Growth Fund before Jennison assumed certain duties for Global Growth Fund during 2000) recommended the Merger to the Board of each Fund at meetings of the Boards held on May 2, 2000. In recommending the Merger, PIFM and PI advised the Boards that the Funds have similar investment objectives, policies and investment portfolios. PIFM and PI informed the Boards that the Funds differed primarily with respect to the Global Genesis Fund's investment emphasis in smaller U.S. and foreign companies and the Funds' expense structures.

    The Boards considered that if the Merger is approved, shareholders of Global Genesis Fund, regardless of the class of shares they own, should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. Although the Distributor of Global Genesis Fund and Global Growth Fund has contractually agreed to its waiver of a portion of the Distribution and Service (Rule 12b-1) fee for Class A shares for their respective current fiscal years, THERE CAN BE NO ASSURANCE THAT THE WAIVER WILL CONTINUE THEREAFTER OR, IF CONTINUED, THAT THE AMOUNT OF SUCH WAIVER WOULD NOT BE REDUCED.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Prudential World Fund, Inc., of which Global Growth Fund is a series, was incorporated in Maryland on September 28, 1994. It is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. Prudential World Fund, Inc. is authorized to issue 1.5 billion of shares of common stock, $.01 par value per share, equally divided into three series, including

Global Growth Fund (500 million authorized shares). The authorized shares of Global Growth Fund are further divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of Global Growth Fund and is identical in all respects except that:

    - each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of Global Growth Fund, when issued, are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Global Growth Fund's Prospectus.

    Global Growth Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of a majority of the outstanding shares of Prudential World Fund, Inc. may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 25% of World Fund's outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The Merger is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. It is a condition to each Fund's obligation to complete the Merger that the Funds will have received an opinion from Sullivan & Cromwell, counsel to the Funds, based upon representations made by each of Global Genesis Fund and Global Growth Fund, and upon certain factual assumptions, substantially to the effect that:

    1. The acquisition by Global Growth Fund of the assets of Global Genesis Fund in exchange solely for voting shares of Global Growth Fund and the assumption by Global Growth Fund of Global Genesis Fund's liabilities, if any, followed by the distribution of the Global Growth Fund shares acquired by Global Genesis Fund PRO RATA to its shareholders, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and Global Genesis Fund and Global Growth Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    2. Global Genesis Fund's shareholders will not recognize gain or loss upon the exchange of all of their shares of Global Genesis Fund solely for shares of Global Growth Fund, as described above and in the Agreement;

    3. No gain or loss will be recognized by Global Genesis Fund upon the transfer of its assets to Global Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption by Global Growth Fund of Global Genesis Fund's liabilities, if any. In addition, no gain or loss will be recognized by Global Genesis Fund on the distribution of such shares to Global Genesis Fund shareholders in liquidation of Global Genesis Fund;

    4. No gain or loss will be recognized by Global Growth Fund upon the acquisition of Global Genesis Fund's assets in exchange solely for shares of Global Growth Fund and the assumption of Global Genesis Fund's liabilities, if any;

    5. Global Growth Fund's basis for the assets acquired from Global Genesis Fund will be the same as the basis of these assets when held by Global Genesis Fund immediately before the transfer, and the holding period of such assets acquired by Global Growth Fund will include the holding period of these assets when held by Global Genesis Fund;

    6. Global Genesis Fund shareholders' basis for the shares of Global Growth Fund to be received by them pursuant to the reorganization will be the same as their basis in Global Genesis Fund shares exchanged; and

    7. The holding period of Global Growth Fund shares to be received by Global Genesis Fund shareholders will include the holding period of their Global Genesis Fund shares exchanged provided such Global Genesis Fund shares were held as capital assets on the date of the exchange.

    As of February 28, 2001, Global Genesis Fund had approximately $6.4 million in capital losses. If the Merger is consummated the ability of Global Growth Fund to take the losses into account as capital loss carryovers from Global Genesis Fund may be limited under the Code.

    An opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or any court. If the IRS were to successfully assert that the Merger does not qualify as a reorganization under the Code, then the Merger would be treated as a taxable sale of Global Genesis Fund's assets to Global Growth Fund followed by a liquidation of Global Genesis Fund that would be taxable to the shareholders of Global Genesis Fund.

    Shareholders of Global Genesis Fund should consult their tax advisers regarding the tax consequences to them, of the Merger in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Merger, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Merger.

CONCLUSION

    The Agreement was approved by the Boards of Directors of Global Genesis Fund and Global Growth Fund at meetings held on May 2, 2000. The Boards of Directors of both Funds determined that the Merger is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Global Genesis Fund and Global Growth Fund would not be diluted as a result of the Merger. If the shareholders of Global Genesis Fund do not approve the Merger or if the Merger is not completed, Global Genesis Fund will continue to engage in business as a registered investment company and the Board of Directors of Global Genesis Fund will consider other proposals for the Fund, including proposals for the reorganization or liquidation of the Fund.

                ADDITIONAL INFORMATION ABOUT GLOBAL GROWTH FUND

    Global Growth Fund's Prospectus dated February 28, 2001 as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Global Growth Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains Global Growth Fund's financial highlights for the fiscal period ended October 31, 2000. The audited financial statements of Global Growth Fund are included in the Fund's Annual Report, which is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS

    The validity of shares of Global Growth Fund to be issued pursuant to the Agreement will be passed upon by Piper Marbury Rudnick & Wolfe LLP, Maryland counsel to Global Growth Fund.

INDEPENDENT ACCOUNTANTS

    The financial statements of Global Genesis Fund and Global Growth Fund, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Reports to Shareholders for Global Genesis Fund's fiscal year ended May 31, 2000 and Global Growth Fund's fiscal year ended October 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

    Global Genesis Fund and Global Growth Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Global Genesis Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Any shareholder of Global Genesis Fund who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders of Global Genesis Fund should send the proposal to Global Genesis Fund, c/o Marguerite E.H. Morrison, Secretary, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Directors of Global Genesis Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Global Genesis Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If Proposal No. 1 is approved at the meeting, there will likely not be any future shareholder meetings of Global Genesis Fund.

    Global Growth Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of Global Growth Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of Global Genesis Fund knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of Global Genesis Fund, taking into account all relevant circumstances

                                          By order of the Board of Directors,

                                          [SIGNATURE]

                                          MARGUERITE E.H. MORRISON

                                          SECRETARY

March 28, 2001

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    This Agreement and Plan of Reorganization and Liquidation (Agreement) is made as of the 18th day of May 2001, by and between Prudential Global Genesis Fund, Inc. (Global Genesis Fund) and Prudential World Fund, Inc. (World Fund) on behalf of Prudential Global Growth Fund (Global Growth Fund) (collectively, the Funds and each individually, a Fund). All covenants, agreements, representations, actions and obligations described herein made or to be taken or undertaken by Global Growth Fund are made and shall be undertaken by World Fund on behalf of Global Growth Fund. Global Genesis Fund is a Maryland corporation organized under the laws of the State of Maryland. World Fund is a corporation organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of the Funds are divided into four classes, designated Class A, Class B, Class C and Class Z.

    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Sullivan & Cromwell may require, Sullivan & Cromwell will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of Global Genesis Fund, in exchange solely for shares of common stock of Global Growth Fund, and Global Growth Fund's assumption of Global Genesis Fund's liabilities, if any, and the distribution, after the Closing Date hereinafter referred to, of such shares of Global Growth Fund to the shareholders of Global Genesis Fund, in liquidation of Global Genesis Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF GLOBAL GENESIS FUND IN EXCHANGE FOR SHARES OF GLOBAL GROWTH FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND LIQUIDATION OF GLOBAL GENESIS FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Genesis Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Global Growth Fund, and Global Growth Fund, agrees (a) to issue and deliver to Global Genesis Fund in exchange therefor (i) the number of shares of Class A Common Stock in Global Growth Fund determined by dividing the net asset value of Global Genesis Fund allocable to shares of Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) by the net asset value allocable to a share of Global Growth Fund Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), (ii) the number of shares of Class B Common Stock in Global Growth Fund determined by dividing the net asset value of Global Genesis Fund allocable to shares of Class B Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) by the net asset value allocable to a share of Global Growth Fund Class B Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), (iii) the number of shares of Class C Common Stock in Global Growth Fund determined by dividing the net asset value of Global Genesis Fund allocable to shares of Class C Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) by the net asset value allocable to a share of Global Growth Fund Class C Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), and (iv) the number of shares of Class Z Common Stock in Global Growth Fund determined by dividing the net asset value of Global Genesis Fund allocable to shares of Class Z Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) by the net asset value allocable to a share of Global Growth Fund Class Z Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Global Genesis Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of Global Genesis Fund to be acquired by Global Growth Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and all other property of any kind owned by Global Genesis Fund and any deferred or prepaid expenses shown as assets on the books of Global Genesis Fund on the closing date provided in paragraph 3 (Closing Date). Global Growth Fund has no plan or intent to sell or otherwise dispose of any assets of Global Genesis Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Global Growth Fund will assume from Global Genesis Fund all debts, liabilities, obligations and duties of Global Genesis Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; PROVIDED, HOWEVER, that Global Genesis Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, Global Genesis Fund will declare and pay to its shareholders of record, dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code and avoid the imposition of any U.S. federal income or excise tax on Global Genesis Fund.

    1.5 On a date (Liquidation Date), as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, Global Genesis Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of Global Growth Fund received by Global Genesis Fund pursuant to paragraph 1.1 in exchange for their interest in Global Genesis Fund. Such distribution will be accomplished by opening accounts on the books of Global Growth Fund in the names of Global Genesis Fund shareholders and transferring thereto the shares credited to the account of Global Genesis Fund on the books of Global Growth Fund. Each account opened shall be credited with the respective PRO RATA number of Global Growth Fund Class A, Class B, Class C and Class Z shares due Global Genesis Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Global Growth Fund shall be rounded to the third decimal place. On or about the Closing Date, Global Growth Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Global Genesis Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, Global Genesis Fund will file with the State of Maryland such documents as may be required, but in any event such liquidation will be completed within twelve months following the Closing Date.

    1.6 Global Growth Fund shall not issue certificates representing its shares in connection with the exchange. With respect to any Global Genesis Fund shareholder holding Global Genesis Fund stock certificates as of the Closing Date, until Global Growth Fund is notified by Global Genesis Fund's transfer agent that such shareholder has surrendered his or her outstanding Global Genesis Fund stock certificates or, in the event of lost, stolen or destroyed stock certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Global Growth Fund will not permit such shareholder to
(1) receive dividends or other distributions on Global Growth Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Global Growth Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Global Growth Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Global Growth Fund shares in cash as provided in the preceding sentence, Global Growth Fund shall pay such dividends or other distributions in additional Global Growth Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Global Genesis Fund. Global Genesis Fund will, at its expense, request its shareholders to surrender their outstanding Global Genesis Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of Global Growth Fund shares will be shown on the books of World Fund's transfer agent. Shares of Global Growth Fund will be issued in the manner described in Global Growth Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of Global Growth Fund in a name other than the registered holder of the shares being exchanged on the books of Global Genesis Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the SEC or any state securities commission of Global Genesis Fund is, and shall remain, the responsibility of Global Genesis Fund up to and including the Liquidation Date.

    1.10 All books and records of Global Genesis Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to World Fund from and after the Closing Date and shall be turned over to World Fund on or prior to the Liquidation Date.

    2.  VALUATION.

    2.1 The value of Global Genesis Fund's assets and liabilities to be acquired and assumed, respectively, by Global Growth Fund shall be the net asset value computed as of 4:15 p.m., New York City time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Global Genesis Fund's then-current prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Global Growth Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Global Growth Fund's then-current prospectus and statement of additional information.

    2.3 The number of Global Growth Fund shares to be issued (including fractional shares, if any) in exchange for Global Genesis Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

    3.  CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be May 18, 2001 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of World Fund or at such other place as the parties may agree.

    3.2 State Street Bank and Trust Company (State Street), as custodian for Global Genesis Fund, shall deliver to World Fund on behalf of Global Growth Fund, at the Closing, a certificate of an authorized officer of State Street stating that (a) Global Genesis Fund's portfolio securities, cash and any other assets have been transferred in proper form to Global Growth Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Global Genesis Fund and of the net asset value per share of Global Growth Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Global Genesis Fund shall deliver to World Fund on behalf of Global Growth Fund, on or prior to the Liquidation Date the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the transfer agent of Global Genesis Fund. Global Growth Fund shall issue and deliver to Global Genesis Fund at the Closing a confirmation or other evidence satisfactory to Global Genesis Fund that shares of Global Growth Fund have been or will be credited to Global Genesis Fund's account on the books of the Global Growth Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

    4.1  Global Genesis Fund represents and warrants as follows:

        4.1.1 Global Genesis Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

        4.1.2 Global Genesis Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 Global Genesis Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Global Genesis Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Global Genesis Fund is a party or by which Global Genesis Fund is bound;

        4.1.4 All material contracts or other commitments to which Global Genesis Fund, or the properties or assets of Global Genesis Fund, is subject, or by which Global Genesis Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without Global Genesis Fund or Global Growth Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Global Genesis Fund or any of its properties or assets. Global Genesis Fund knows of no facts that might form the basis for the institution of such proceedings, and Global Genesis Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Global Genesis Fund at May 31, 2000 and for the year then ended (copies of which have been furnished to Global Growth Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Global Genesis Fund as of and for the period ended on such date, and there are no material known liabilities of Global Genesis Fund (contingent or otherwise) not disclosed therein;

        4.1.7 Since May 31, 2000 there has not been any material adverse change in Global Genesis Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Genesis Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global Growth Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of Global Genesis Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Global Genesis Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        4.1.9 For each past taxable year since it commenced operations, Global Genesis Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Global Genesis Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of Global Genesis Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Global Genesis Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Global Growth Fund in accordance with the provisions of paragraph 3.4. Global Genesis Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in Global Genesis Fund's current prospectus;

        4.1.11 At the Closing Date, Global Genesis Fund will have good and marketable title to its assets to be transferred to Global Growth Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Global Growth Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Global Genesis Fund and by all necessary corporate action, other than shareholder approval, on the part of Global Genesis Fund, and this Agreement constitutes a valid and binding obligation of Global Genesis Fund, subject to shareholder approval;

        4.1.13 The information furnished and to be furnished by Global Genesis Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.1.14 On the effective date of the registration statement filed with the SEC by Global Growth Fund on Form N-14 relating to the shares of Global Growth Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Global Genesis Fund and on the Closing Date, the Proxy Statement of Global Genesis Fund, the Prospectus of Global Growth Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933 (1933 Act), Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the

    Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Global Growth Fund for use therein.

    4.2  Global Growth Fund represents and warrants as follows:

        4.2.1 Global Growth Fund is a duly established and designated series of World Fund which is a Corporation duly organized and validly existing under the laws of the State of Maryland;

        4.2.2 World Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.2.3 World Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of World Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which World Fund is a party or by which World Fund is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against World Fund or any of its properties or assets, except as previously disclosed in writing to Global Genesis Fund. World Fund knows of no facts that might form the basis for the institution of such proceedings, and World Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Global Growth Fund at October 31, 2000 and for the fiscal year then ended (copies of which have been furnished to Global Genesis Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Global Growth Fund as of and for the period ended on such date, and there are no known material liabilities of Global Growth Fund (contingent or otherwise) not disclosed therein;

        4.2.6 Since October 31, 2000, there has not been any material adverse change in Global Growth Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Growth Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global Genesis Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of World Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of World Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        4.2.8 For each past taxable year since it commenced operations, Global Growth Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Global Growth Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of Global Growth Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Global Growth Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in Global Growth Fund's prospectus dated February 28, 2001.

        4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of World Fund and by all necessary corporate action on the part of Global Growth Fund, and this Agreement constitutes a valid and binding obligation of Global Growth Fund;

        4.2.11 The shares of Global Growth Fund to be issued and delivered to Global Genesis Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Global Growth Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by World Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Global Genesis Fund and on the Closing Date, (i) the Proxy Statement and the Registration Statement will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under such Acts,
    (ii) with respect to the Registration Statement, at the time it becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Proxy Statement, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Global Genesis Fund for use therein.

    5. COVENANTS OF WORLD FUND, ON BEHALF OF GLOBAL GROWTH FUND, AND GLOBAL GENESIS FUND.

    5.1 Global Genesis Fund and Global Growth Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

    5.2 Global Genesis Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Global Genesis Fund covenants that Global Growth Fund's shares to be received by Global Genesis Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Global Genesis Fund covenants that it will assist Global Growth Fund in obtaining such information as World Fund reasonably requests concerning the beneficial ownership of Global Genesis Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Global Genesis Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Global Genesis Fund covenants that it will, from time to time, as and when requested by World Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Global Growth Fund may deem necessary or desirable in order to vest in and confirm to Global Growth Fund title to and possession of all the assets of Global Genesis Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 World Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 World Fund covenants that it will, from time to time, as and when requested by Global Genesis Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Global Genesis Fund may deem necessary or desirable in order to (i) vest in and confirm to Global Genesis Fund title to and possession of all the shares of Global Growth Fund to be transferred to Global Genesis Fund pursuant to this Agreement and (ii) cause Global Growth Fund to assume all of Global Genesis Fund's liabilities in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL GENESIS FUND.

    The obligations of Global Genesis Fund to consummate the transactions provided for herein shall be subject to the performance by World Fund, on behalf of Global Growth Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Global Growth Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 World Fund shall have delivered to Global Genesis Fund on the Closing Date a certificate executed in its name by the President or a Vice President of World Fund, in form and substance satisfactory to Global Genesis Fund and dated as of the Closing Date, to the effect that the representations and warranties of Global Growth Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Genesis Fund shall reasonably request.

    6.3 Global Genesis Fund shall have received on the Closing Date a favorable opinion from Piper Marbury Rudnick & Wolfe LLP, Maryland counsel to World Fund dated as of the Closing Date, to the effect that:

        6.3.1 World Fund is duly incorporated and validly existing as a Maryland Corporation, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its prospectus and Global Growth Fund has been established in accordance with World Fund's charter as a separate series of World Fund;

        6.3.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of the World Fund on behalf of Global Growth Fund and, assuming due authorization, execution and delivery of this Agreement by Global Genesis Fund, is a valid and binding obligation of the World Fund on behalf of Global Growth Fund, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        6.3.3 The shares of Global Growth Fund to be distributed to Global Genesis Fund shareholders under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Global Growth Fund has any pre-emptive right under Maryland law to subscribe therefor or purchase such shares;

        6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with World Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated February 28, 1988 between World Fund, formerly known as Prudential-Bache Global Fund, Inc., (World Fund) and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract dated June 7, 1990 between World Fund and State Street Bank and Trust Company,
    (c) the Distribution Agreement with respect to World Fund dated June 1, 1998, as amended and restated on November 18, 1999, between World Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement dated January 1, 1988 and amended August 24, 1999 between World Fund and Prudential Mutual Fund Services LLC; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by World Fund on behalf of Global Growth Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by World Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

        6.3.6 World Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 Such counsel knows of none and has not made independent inquiry or investigation to ascertain the existence of any litigation or government proceeding instituted or threatened against World Fund involving Global Growth Fund that could be required to be disclosed in its registration statement on Form N1-A and is not so disclosed.

    7. CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD FUND ON BEHALF OF GLOBAL GROWTH FUND.

    The obligations of World Fund on behalf of Global Growth Fund to complete the transactions provided for herein shall be subject to the performance by Global Genesis Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Global Genesis Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 Global Genesis Fund shall have delivered to World Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Global Genesis Fund.

    7.3 Global Genesis Fund shall have delivered to World Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Global Genesis Fund, in form and substance satisfactory to World Fund and dated as of the Closing Date, to the effect that the representations and warranties of Global Genesis Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, Global Genesis Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of Global Genesis Fund for all completed taxable years from the inception of the Fund through the Closing Date.

    7.5 World Fund shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell, counsel to Global Genesis Fund, dated as of the Closing Date, to the effect that:

        7.5.1 Global Genesis Fund is a corporation duly organized and validity existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its prospectus;

        7.5.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of Global Genesis Fund and constitutes a valid and legally binding obligation of Global Genesis Fund enforceable against Global Genesis Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this agreement;

        7.5.3 The execution and delivery of the Agreement did not, and the performance by Global Genesis Fund of its obligations hereunder will not,
    (i) violate Global Genesis Fund's Articles of Incorporation or By-Laws or
    (ii) result in a default or a breach of (a) the Management Agreement, dated September 28, 1989, between Global Genesis Fund, formerly known as Prudential-Bache Global Genesis Fund, Inc. (Global Genesis Fund) and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated October 21, 1987 between Global Genesis Fund and State Street Bank and Trust Company,
    (c) the Distribution Agreement dated June 1, 1998 between Global Genesis Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated January 1, 1988, and amended August 24, 1999, between Global Genesis Fund and Prudential Mutual Fund Services LLC; PROVIDED, HOWEVER, that such counsel may state that they express no opinion in their opinion pursuant to this paragraph 7.5.3 with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; PROVIDED FURTHER that insofar as performance by Global Genesis Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Global Genesis Fund under the federal laws of the United States, and the Laws of the States of New York and Maryland for the consummation of the transactions contemplated by this Agreement have been obtained (other than such as may be required under Maryland securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

        7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Global Genesis Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed; and

        7.5.6 Global Genesis Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    As to paragraph 7.5.2, such counsel may state that they have assumed that the agreement is governed by the laws of the State of New York.

    With respect to all matters of Maryland law, Sullivan & Cromwell shall be entitled to state that, with the approval of World Fund, Sullivan & Cromwell have relied upon the opinion of Piper Marbury Rudnick & Wolfe LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Piper Marbury
Rudnick & Wolfe LLP.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD FUND, ON BEHALF OF GLOBAL GROWTH FUND, AND GLOBAL GENESIS FUND.

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of Global Genesis Fund and the Board of Directors of World Fund as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of World Fund as to the assumption by Global Growth Fund of the liabilities of Global Genesis Fund and (c) the holders of the outstanding shares of Global Genesis Fund in accordance with the provisions of Global Genesis Fund's Articles of Incorporation, and certified copies of the resolutions evidencing such approvals shall have been delivered to World Fund and Global Genesis Fund, as applicable.

    8.2 Any proposed change to Global Growth Fund's operations that may be approved by the Board of Directors of World Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Global Growth Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of the Global Growth Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to Global Genesis Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by World Fund or Global Genesis Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Global Growth Fund or Global Genesis Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 Global Genesis Fund and World Fund shall have received on or before the Closing Date an opinion of Sullivan & Cromwell satisfactory to Global Genesis Fund and to World Fund, substantially to the effect that for U.S. federal income tax purposes:

        8.6.1 The acquisition by Global Growth Fund of the assets of Global Genesis Fund in exchange solely for voting shares of Global Growth Fund and the assumption by Global Growth Fund of Global Genesis Fund's liabilities, if any, followed by the distribution of the Global Growth Fund shares acquired by Global Genesis Fund PRO RATA to its shareholders, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code, and Global Genesis Fund and Global Growth Fund each will be "a party to a reorganization" within the meaning of Section
    368(b) of the Internal Revenue Code;

        8.6.2 Global Genesis Fund's shareholders will not recognize gain or loss upon the constructive exchange of all of their shares of Global Genesis Fund solely for shares of Global Growth Fund, as described above and in the Agreement;

        8.6.3 No gain or loss will be recognized by Global Genesis Fund upon the transfer of its assets to Global Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption by Global Growth Fund of Global Genesis Fund's liabilities, if any. In addition, no gain or loss will be recognized by Global Genesis Fund on the distribution of such shares to Global Genesis Fund shareholders in liquidation of Global Genesis Fund;

        8.6.4 No gain or loss will be recognized by Global Growth Fund upon the acquisition of Global Genesis Fund's assets in exchange solely for shares of Global Growth Fund and the assumption of Global Genesis Fund's liabilities, if any;

        8.6.5 Global Growth Fund's basis for the assets acquired from Global Genesis Fund will be the same as the basis of these assets when held by Global Genesis Fund immediately before the transfer, and the holding period of such assets acquired by Global Growth Fund will include the holding period of these assets when held by Global Genesis Fund;

        8.6.6 Global Genesis Fund shareholders' basis for the shares of Global Growth Fund to be received by them pursuant to the reorganization will be the same as their basis in Global Genesis Fund shares exchanged; and

        8.6.7 The holding period of Global Growth Fund shares to be received by Global Genesis Fund shareholders will include the holding period of Global Genesis Fund shares exchanged, provided such Global Genesis Fund shares were held as capital assets as defined in Section 1221 of the Internal Revenue Code, on the date of the exchange.

    9.  FINDER'S FEES AND EXPENSES.

    9.1 World Fund and Global Genesis Fund represent and warrant to each other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Global Genesis Fund and Global Growth Fund PRO RATA in proportion to their respective assets.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 This Agreement constitutes the entire agreement between World Fund and Global Genesis Fund.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION.

    Either World Fund or Global Genesis Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date;

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Global Genesis Fund and World Fund. In the event of any such termination, there shall be no liability for damages on the part of either World Fund or Global Genesis Fund (other than the liability of World Fund and Global Genesis Fund to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of World Fund or Global Genesis Fund.

    12.  AMENDMENT.

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Global Genesis Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Global Growth Fund to be distributed to Global Genesis Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES.

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102, Attention: Marguerite E.H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT.

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    15.  NO PERSONAL LIABILITY.

    The Articles of Incorporation of World Fund and Global Genesis Fund provide that none of their respective shareholders shall be subject to any personal liability whatsoever to any person in connection with the Fund's property, or the acts, obligations or affairs of the Fund. No Director, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to any person, other than the Fund or its shareholders, in connection with the Fund's property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duty to such person; and all persons shall look solely to the Fund's property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Director, officer, employee or agent, as such, of the Fund is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                Prudential Global Genesis Fund, Inc.

                                By:           /s/ David R. Odenath, Jr.
                                      ------------------------------------------
                                           David R. Odenath, Jr., President

                                Prudential Global Growth Fund,
                                a series of Prudential World Fund, Inc.

                                By:              /s/ Robert F. Gunia
                                      ------------------------------------------
                                           Robert F. Gunia, Vice President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS

1    VOTING INFORMATION
2    Vote Required
3    SYNOPSIS
3    Investment Objectives and Policies
4    Expense Structures
4    The Proposed Merger
5    Fund Operating Expenses
5    Shareholder Fees
5    Comparative Fee Tables
7    Examples of the Effect of Fund Expenses
8    Pro Forma Capitalization and Ratios
9    Forms of Organization
10   Performance Comparisons of the Funds
12   INVESTMENT OBJECTIVES AND POLICIES
12   Investment Objectives
12   Principal Investment Strategies
13   COMPARISON OF OTHER POLICIES OF THE FUNDS
13   Diversification
13   Borrowing
14   Lending
14   Illiquid Securities
14   Temporary Defensive Investments
14   COMPARISON OF PRINCIPAL RISK FACTORS
15   OPERATIONS OF GLOBAL GROWTH FUND FOLLOWING THE MERGER
16   RECENT DEVELOPMENTS AFFECTING GLOBAL GROWTH FUND
23   PURCHASES, REDEMPTIONS AND EXCHANGES
23   Purchasing Shares
23   Redeeming Shares
23   Minimum Investment Requirements
23   Purchases and Redemptions of Global Genesis Fund
23   Exchanges of Fund Shares
24   Dividends and Other Distributions
24   FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
24   THE PROPOSED TRANSACTION
24   Agreement and Plan of Reorganization and Liquidation
25   Reasons for the Merger
25   Description of the Securities to be Issued
26   U.S. Federal Income Tax Considerations
27   Conclusion
27   ADDITIONAL INFORMATION ABOUT GLOBAL GROWTH FUND
28   MISCELLANEOUS
28   Legal Matters
28   Independent Accountants
28   Available Information
28   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees
28   SHAREHOLDER PROPOSALS
29   OTHER BUSINESS
A-1  ATTACHMENT A: Agreement and Plan of Reorganization and
     Liquidation between Prudential Global Genesis Fund, Inc. and
     Prudential World Fund, Inc.
     ENCLOSURES: Annual Report of Global Growth Fund for the
     fiscal year ended October 31, 2000. Prospectus of Global
     Growth Fund dated February 28, 2001.